Exhibit 32


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT


            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the "Company") certifies to his knowledge that:


         (1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2005 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and


         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company as for the dates and for the periods referred to in the Form 10-K.



                                                  /s/  CRAIG W. BEST
                                                  ------------------------------
                                                  Craig W. Best
                                                  President and CEO
                                                  February 17, 2006













                   CERTIFICATION OF PERIODIC FINANCIAL REPORT


            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the "Company") certifies to his knowledge that:


         (1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2005 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and


         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company as for the dates and for the periods referred to in the Form 10-K.



                                                  /s/  PATRICK SCANLON
                                                  ------------------------------
                                                  Patrick Scanlon
                                                  Controller
February 17, 2006